Exhibit 99.2

July 27, 2011 Second Quarter Results

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s Form 10-K filed with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through August 10, 2011 at (800) 475-6701 in the U.S., access code: 208353, and internationally at (320) 365-3844, access code: 208353. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Second Quarter Highlights Financial Summary Summary Appendices Note: All ’11 and ’10 data, other than as noted, are for continuing operations only.

Second Quarter Highlights

Second Quarter Highlights Net sales of $1,000.0 mm - Up 22.9% versus prior year and up 12.2% on a constant currency basis - Continued strong demand in most markets - Continued strong organic growth in Specialty Chemicals and Advanced Ceramics - Higher prices and product mix improvements in TiO2 Pigments Adjusted EBITDA(a) of $233.6 mm - Up 43.1% versus prior year and up 30.0% on a constant currency basis Adjusted EBITDA(a) margin of 23.4% - Higher volumes, price increases and mix improvements more than offset raw material and other cost increases - Rockwood’s all-time high quarterly margin Adjusted EPS of $1.17 (a) - Increase versus prior year driven primarily by higher Adj. EBITDA, as well as lower interest expense from debt repayments and refinancing Net Debt/LTM Adj. EBITDA at 2.06 - Reduced leverage ratio Free Cash Flow - $61.4 mm in the quarter (a) Non-GAAP measure; see reconciliation in the appendix.

Second Quarter and First Half Summary Second Quarter First Half % Change % Change ($M) , except EPS Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Continuing Operations: Net Sales 1,000.0 813.7 22.9% 12.2% 1,914.0 1,592.1 20.2% 14.7% Adjusted EBITDA (a) 233.6 163.2 43.1% 30.0% 440.2 320.1 37.5% 30.8% Adj. EBITDA Margin 23.4% 20.1% 3.3 ppt 23.0% 20.1% 2.9 ppt Net Income - as reported 88.9 45.9 93.7% 152.2 78.2 94.6% EPS (Diluted) - as reported (c) 1.11 0.59 88.1% 1.91 1.01 89.1% Net Income - as adjusted (d) 93.6 39.0 140.0% 163.8 70.4 132.7% EPS (Diluted) - as adjusted (d) 1.17 0.50 134.0% 2.05 0.91 125.3% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. (c) (d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices. For the second quarter, Yr 2011 based on share count of 79,946; Yr 2010 based on share count of 77,583. For the first half, Yr 2011 based on share count of 79,778; Yr 2010 based on share count of 77,359.

Net Sales Growth Second Quarter First Half ($M) Net Sales % Change ($M) Net Sales % Change Yr 2011 Qtr 2 1,000.0 Yr 2011 YTD 1,914.0 Yr 2010 Qtr 2 813.7 Yr 2010 YTD 1,592.1 Change 186.3 22.9% Change 321.9 20.2% Due to (Approx.): Due to (Approx.): Pricing 82.2 10.1% Pricing 143.8 9.0% Currency 87.4 10.7% Currency 87.8 5.5% Volume/Mix 16.7 2.1% Volume/Mix 90.3 5.7%

Results By Segment – Second Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q2 2011 Q2 2010 Total Constant Currency (b) Q2 2011 % Sales Q2 2010 % Sales Total Constant Currency (b) Specialty Chemicals 358.7 287.3 24.9% 14.6% 92.4 25.8% 73.4 25.5% 25.9% 17.2% Performance Additives 221.2 199.4 10.9% 5.7% 46.0 20.8% 37.0 18.6% 24.3% 18.1% Titanium Dioxide Pigments 256.2 190.3 34.6% 18.9% 63.5 24.8% 29.6 15.6% 114.5% 89.5% Advanced Ceramics 155.0 129.6 19.6% 6.9% 50.6 32.6% 40.6 31.3% 24.6% 10.8% Corporate and Other 8.9 7.1 25.4% 9.9% (18.9) (17.4) (8.6%) (7.5%) Total Rockwood - continuing operations $1,000.0 $813.7 22.9% 12.2% $233.6 23.4% $163.2 20.1% 43.1% 30.0% Discontinued Operations - AlphaGary - 60.8 (100.0%) (100.0%) - 9.0 14.8% (100.0%) (100.0%) Total Rockwood $1,000.0 $874.5 14.4% 4.4% $233.6 23.4% $172.2 19.7% 35.7% 23.2% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Results By Segment – First Half @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2011 YTD 2010 Total Constant Currency (b) YTD 2011 % Sales YTD 2010 % Sales Total Constant Currency (b) Specialty Chemicals 692.0 576.9 20.0% 14.4% 179.3 25.9% 147.2 25.5% 21.8% 17.2% Performance Additives 414.0 376.6 9.9% 6.9% 80.9 19.5% 66.5 17.7% 21.7% 17.9% Titanium Dioxide Pigments 482.8 371.4 30.0% 22.6% 118.2 24.5% 60.3 16.2% 96.0% 84.4% Advanced Ceramics 309.1 254.3 21.5% 15.4% 98.9 32.0% 77.6 30.5% 27.4% 20.5% Corporate and Other 16.1 12.9 24.8% 17.1% (37.1) (31.5) (17.8%) (17.1%) Total Rockwood - continuing operations $1,914.0 $1,592.1 20.2% 14.7% $440.2 23.0% $320.1 20.1% 37.5% 30.8% Discontinued Operations - AlphaGary 3.9 116.3 (96.6%) (96.6%) 0.2 5.1% 17.1 14.7% (98.8%) (98.8%) Total Rockwood $1,917.9 $1,708.4 12.3% 7.1% $440.4 23.0% $337.2 19.7% 30.6% 24.2% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Specialty Chemicals In the Fine Chemicals business, higher volumes of lithium products, as well as increased selling prices, were partially offset by higher raw material costs primarily in the Metal Sulfides business. In the Surface Treatment business, higher volumes in all markets, particularly in automotive and general industrial, as well as increased selling prices, were partially offset by higher raw material costs. (a) (b) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Second Quarter 358.7 287.3 24.9% 14.6% 92.4 73.4 25.9% 17.2% Adj. EBITDA Margin 25.8% 25.5% 0.3 ppt First Half 692.0 576.9 20.0% 14.4% 179.3 147.2 21.8% 17.2% Adj. EBITDA Margin 25.9% 25.5% 0.4 ppt

Performance Additives Net sales and (a) (b) Adjusted EBITDA were up from increased selling prices, as well as higher volumes of oilfield applications in the Clay-based Additives business. Adjusted EBITDA was negatively impacted by lower volumes in the Color Pigments and Services business and higher raw material costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Second Quarter 221.2 199.4 10.9% 5.7% 46.0 37.0 24.3% 18.1% Adj. EBITDA Margin 20.8% 18.6% 2.2 ppt First Half 414.0 376.6 9.9% 6.9% 80.9 66.5 21.7% 17.9% Adj. EBITDA Margin 19.5% 17.7% 1.8 ppt

Titanium Dioxide (a) (b) Pigments Net sales and Adjusted EBITDA were up primarily from higher selling prices and, to a lesser extend, a favorable product mix. Adjusted EBITDA was negatively impacted by higher production, raw material and energy costs and lower volumes. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Second Quarter 256.2 190.3 34.6% 18.9% 63.5 29.6 114.5% 89.5% Adj. EBITDA Margin 24.8% 15.6% 9.2 ppt First Half 482.8 371.4 30.0% 22.6% 118.2 60.3 96.0% 84.4% Adj. EBITDA Margin 24.5% 16.2% 8.3 ppt

Advanced Ceramics Net (a) (b) sales and Adjusted EBITDA were up from higher volumes in most product applications, including medical applications. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2011 Yr 2010 Total Constant Currency (b) Yr 2011 Yr 2010 Total Constant Currency (b) Second Quarter 155.0 129.6 19.6% 6.9% 50.6 40.6 24.6% 10.8% Adj. EBITDA Margin 32.6% 31.3% 1.3 ppt First Half 309.1 254.3 21.5% 15.4% 98.9 77.6 27.4% 20.5% Adj. EBITDA Margin 32.0% 30.5% 1.5 ppt

Financial Summary

Income Statement - Reported ($M) Second Quarter First Half Yr 2011 Yr 2010 Yr 2011 Yr 2010 Net sales 1,000.0 813.7 1,914.0 1,592.1 Gross profit 345.6 269.9 666.7 525.8 Gross Profit % 34.6% 33.2% 34.8% 33.0% Operating Income 160.2 99.3 299.6 188.1 Operating income % 16.0% 12.2% 15.7% 11.8% Interest expense, net (a) (24.7) (36.3) (47.7) (78.1) Loss on early extinguishment/modification of debt (0.3) - (16.5) - Foreign exchange gain (loss) on financing activities, net 2.2 (0.4) 4.2 (0.1) Other, net (0.1) - (0.1) 0.5 Income from continuing operations before taxes $137.3 $62.6 $239.5 $110.4 Income tax provision 37.8 14.3 66.6 30.0 Income from continuing operations $99.5 $48.3 $172.9 $80.4 Income from discontinued operations, net of tax 0.7 6.5 0.9 11.1 Gain on sale of discontinued operations, net of tax 4.9 - 119.4 - Net income $105.1 $54.8 $293.2 $91.5 Net income attributable to noncontrolling interest (10.6) (2.4) (20.7) (2.2) Net income attributable to Rockwood Holdings, Inc. $94.5 $52.4 $272.5 $89.3 Amounts attributable to Rockwood Holdings, Inc.: Income from continuing operations 88.9 45.9 152.2 78.2 Income from discontinued operations 5.6 6.5 120.3 11.1 Net income $94.5 $52.4 $272.5 $89.3 (a) Interest expense, net includes: Interest expense on debt, net (22.1) (40.4) (50.1) (82.7) Mark-to-market (losses) gains on interest rate swaps (1.4) 5.6 4.9 7.7 Deferred financing costs (1.2) (1.5) (2.5) (3.1) Total $(24.7) $(36.3) $(47.7) $(78.1)

Reconciliation of Net Income to Adjusted EBITDA ($M) Yr 2011 Yr 2010 Yr 2011 Yr 2010 Net income attributable to Rockwood Holdings, Inc. $94.5 $52.4 $272.5 $89.3 Net income attributable to noncontrolling interest 10.6 2.4 20.7 2.2 Net income 105.1 54.8 293.2 91.5 Income tax provision 37.8 14.3 66.6 30.0 Income from discontinued operations, net of tax (0.7) (6.5) (0.9) (11.1) Gain on sale of discontinued operations, net of tax (4.9) - (119.4) - Income from continuing operations before taxes 137.3 62.6 239.5 110.4 Interest expense, net 24.7 36.3 47.7 78.1 Depreciation and amortization 67.8 61.4 133.2 126.6 Sub-Total 229.8 160.3 420.4 315.1 Restructuring and other severance costs 4.0 0.9 5.0 1.3 Systems/organization establishment expenses 0.7 0.5 1.0 1.4 Acquisition and disposal costs 0.1 0.4 0.2 0.6 Loss on early extinguishment/modification of debt 0.3 - 16.5 - Asset write-downs and other 0.2 0.5 0.3 2.3 Foreign exchange (gain) loss on financing activities, net (2.2) 0.4 (4.2) 0.1 Other 0.7 0.2 1.0 (0.7) Adjusted EBITDA from continuing operations 233.6 163.2 440.2 320.1 Discontinued Operations - AlphaGary - 9.0 0.2 17.1 Total Adjusted EBITDA $233.6 $172.2 $440.4 $337.2 First Half Second Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $88.9 $1.11 $152.2 $1.91 Adjustments to expenses from continuing operations: Restructuring and other severance costs 2.8 0.03 3.7 0.05 Mark-to-market swap loss 1.2 0.02 - - Impact of tax related items 0.9 0.01 - - Systems/organization establishment expenses 0.4 0.01 0.6 - Loss on early extinguishment/modification of debt 0.2 - 13.4 0.17 Asset write-downs and other 0.2 - 0.2 - Other 0.8 0.01 1.1 0.01 Subtotal 6.5 0.08 19.0 0.23 Adjustments to income from continuing operations: Foreign exchange gain on financing activities, net (1.8) (0.02) (4.2) (0.05) Mark-to-market swap gain - - (3.2) (0.04) Subtotal (1.8) (0.02) (7.4) (0.09) Total adjustments 4.7 0.06 11.6 0.14 As adjusted $93.6 $1.17 $163.8 $2.05 Weighted average number of diluted shares outstanding 79,946 79,778 First Half 2011 Second Quarter 2011 (a) The tax effects of the adjustments are benefits of $0.5 million for the second quarter 2011 and $4.3 million for the first half 2011, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation – Second Quarter 2011 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (a) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $137.3 $37.8 $(10.6) $88.9 Adjustments to expenses from continuing operations: Restructuring and other severance costs 4.0 1.2 2.8 Mark-to-market swap loss (b) 1.4 0.3 0.1 1.2 Impact of tax related items (c) - (0.9) 0.9 Systems/organization establishment expenses 0.7 0.2 (0.1) 0.4 Loss on early extinguishment/modifications of debt 0.3 0.1 0.2 Asset write-downs and other 0.2 - 0.2 Other 0.9 0.1 0.8 Adjustments to income from continuing operations: Foreign exchange gain on financing activities, net (d) (2.2) (0.4) (1.8) As adjusted $142.6 $38.4 $(10.6) $93.6 (b) MTM gain / loss in the US is not tax effected because of valuation allowances. Second Quarter 2011 (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (d) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. (c) Represents an allocation of a tax benefit to discontinued operations from continuing operations due to the company's domestic valuation allowance pursuant to US GAAP rules.

Consolidated Net Debt Actual March 31, 2011 Actual June 30, 2011 ($M) as reported as reported Covenant as reported Covenant Balance Sheet FX-Rate 1.34 1.42 1.32 1.45 1.37 LTM Adj EBITDA $667.9 $684.0 $692.0 $754.4 $761.5 Net Debt Rockwood Term Loans 1,259.9 850.0 850.0 850.0 850.0 TiO2 Venture Term Loan 294.4 311.5 291.1 304.5 286.7 Assumed Debt 71.9 72.6 64.4 73.3 65.1 Sr. Sub. Notes 2014 534.7 554.1 562.7 Total Debt $2,161.0 $1,788.2 $1,205.5 $1,790.5 $1,201.8 Cash (340.7) (199.1) (199.1) (235.2) (200.0) Net Debt $1,820.3 $1,589.1 $1,006.4 $1,555.3 $1,001.8 Net Debt / LTM Adj. EBITDA 2.73 x 2.32 x 2.06 x Covenant - as calculated 1.45 x 1.32 x - with full cash 1.45 x 1.27 x Covenant per Credit Agreement 2.75 x 2.75 x Actual December 31, 2010 (a) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $200 million and converts Euro denominated debt at average Euro-rate during LTM period. (b) Excludes Adjusted EBITDA from certain subsidiaries and joint ventures and stock-based compensation expenses. (b) (a) (b) (a)

Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but using total Cash. Covenant Calculation based on Senior Debt only not to exceed 2.75x Rockwood at 1.27x at Jun. 30 (using total Cash) 1,0 1,5 2,0 2,5 3,0 3,5 4,0 4,5 5,0 5,5 6,0 6,5 7,0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 30-Jun-11 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA

Free Cash Flow ($M) Second Quarter 2011 First Half 2011 Adjusted EBITDA $233.6 $440.2 WC Change (a) (63.0) (154.9) Cash Taxes (b) (28.7) (51.8) Cash Interest (c) (22.1) (50.1) Cash From Operating Activities (d) $119.8 $183.4 CAPEX (e) (58.4) (110.3) Free Cash Flow $61.4 $73.1 (a) (b) Represents current portion of income tax provision. (c) Interest expense, net minus deferred financing costs and MTM of swaps. (d) Excludes $2.6 million for the second quarter and $18.6 million for the first half of 2011 of special items and other, net. (e) CAPEX net of proceeds on sale of property, plant and equipment and government grants received. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures.

Appendices

Reconciliation of Net Income to Adjusted EBITDA ($M) Yr 2011 Yr 2010 Yr 2011 Yr 2010 Net income attributable to Rockwood Holdings, Inc. $94.5 $52.4 $272.5 $89.3 Net income attributable to noncontrolling interest 10.6 2.4 20.7 2.2 Net income 105.1 54.8 293.2 91.5 Income tax provision 37.8 14.3 66.6 30.0 Income from discontinued operations, net of tax (0.7) (6.5) (0.9) (11.1) Gain on sale of discontinued operations, net of tax (4.9) - (119.4) - Income from continuing operations before taxes 137.3 62.6 239.5 110.4 Interest expense, net 24.7 36.3 47.7 78.1 Depreciation and amortization 67.8 61.4 133.2 126.6 Restructuring and other severance costs 4.0 0.9 5.0 1.3 Systems/organization establishment expenses 0.7 0.5 1.0 1.4 Acquisition and disposal costs 0.1 0.4 0.2 0.6 Loss on early extinguishment/modification of debt 0.3 - 16.5 - Asset write-downs and other 0.2 0.5 0.3 2.3 Foreign exchange (gain) loss on financing activities, net (2.2) 0.4 (4.2) 0.1 Other 0.7 0.2 1.0 (0.7) Adjusted EBITDA from continuing operations 233.6 163.2 440.2 320.1 Discontinued Operations - AlphaGary - 9.0 0.2 17.1 Total Adjusted EBITDA $233.6 $172.2 $440.4 $337.2 First Half Second Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - Second Quarter

($M) Second Quarter 2011	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Discontinued Operations - AlphaGary	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**61.3**	**28.4**	**40.7**	**31.4**	**-**	**(24.5)**	**137.3**
Interest expense, net	8.4	2.2	4.2	5.4	-	4.5	24.7
Depreciation and amortization	19.8	14.5	18.3	13.7	-	1.5	67.8
Restructuring and other severance costs	3.2	0.7	-	0.1	-	-	4.0
Systems/organization establishment expenses	0.2	0.2	0.3	-	-	-	0.7
Acquisition and disposal costs	-	-	-	-	-	0.1	0.1
Loss on early extinguishment/modifications of debt	-	-	-	-	-	0.3	0.3
Asset write-downs and other	0.1	-	-	0.1	-	-	0.2
Foreign exchange gain on financing activities, net	(0.9)	-	-	(0.1)	-	(1.2)	(2.2)
Other	0.3	-	-	-	-	0.4	0.7
Adjusted EBITDA - continuing operations	**$92.4**	**$46.0**	**$63.5**	**$50.6**	**-**	**$(18.9)**	**$233.6**
Discontinued Operations - AlphaGary	-	-	-	-	-	-	-
Total Adjusted EBITDA	**$92.4**	**$46.0**	**$63.5**	**$50.6**	**-**	**$(18.9)**	**$233.6**

Second Quarter 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Discontinued Operations - AlphaGary	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**38.4**	**14.2**	**10.1**	**20.9**	**-**	**(21.0)**	**62.6**
Interest expense, net	14.9	7.6	3.3	7.2	-	3.3	36.3
Depreciation and amortization	17.9	14.2	16.1	11.9	-	1.3	61.4
Restructuring and other severance costs	0.5	0.3	-	0.1	-	-	0.9
Systems/organization establishment expenses	0.3	0.1	0.1	-	-	-	0.5
Acquisition and disposal costs	0.4	-	-	-	-	-	0.4
Asset write-downs and other	0.1	0.3	-	-	-	0.1	0.5
Foreign exchange loss (gain) on financing activities, net	0.9	-	-	0.5	-	(1.0)	0.4
Other	-	0.3	-	-	-	(0.1)	0.2
Adjusted EBITDA - continuing operations	**$73.4**	**$37.0**	**$29.6**	**$40.6**	**-**	**$(17.4)**	**$163.2**
Discontinued Operations - AlphaGary	-	-	-	-	9.0	-	9.0
Total Adjusted EBITDA	**$73.4**	**$37.0**	**$29.6**	**$40.6**	**$9.0**	**$(17.4)**	**$172.2**

07/27/2011

Rockwood Powered by Lithium

25

Reconciliation of Pre-Tax Income to Adjusted EBITDA - First Half

($M) First Half 2011	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Discontinued Operations - AlphaGary	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**110.3**	**43.5**	**79.4**	**56.2**	**-**	**(49.9)**	**239.5**
Interest expense, net	18.0	4.7	3.1	11.6	-	10.3	47.7
Depreciation and amortization	39.2	28.7	35.4	27.1	-	2.8	133.2
Restructuring and other severance costs	4.1	0.8	-	0.1	-	-	5.0
Systems/organization establishment expenses	0.3	0.4	0.3	-	-	-	1.0
Acquisition and disposal costs	0.1	-	-	-	-	0.1	0.2
Loss on early extinguishment/modifications of debt	7.7	1.7	-	4.0	-	3.1	16.5
Asset write-downs and other	0.2	-	-	0.1	-	-	0.3
Foreign exchange (gain) loss on financing activities, net	(1.0)	1.0	-	(0.2)	-	(4.0)	(4.2)
Other	0.4	0.1	-	-	-	0.5	1.0
Adjusted EBITDA - continuing operations	**$179.3**	**$80.9**	**$118.2**	**$98.9**	**-**	**$(37.1)**	**$440.2**
Discontinued Operations - AlphaGary	-	-	-	-	0.2	-	0.2
Total Adjusted EBITDA	**$179.3**	**$80.9**	**$118.2**	**$98.9**	**$0.2**	**$(37.1)**	**$440.4**
First Half 2010							
Income (loss) - cont. ops. before taxes	**78.2**	**18.8**	**18.3**	**37.6**	**-**	**(42.5)**	**110.4**
Interest expense, net	31.3	15.3	7.9	15.4	-	8.2	78.1
Depreciation and amortization	36.5	28.9	33.8	24.5	-	2.9	126.6
Restructuring and other severance costs	0.6	0.5	-	0.1	-	0.1	1.3
Systems/organization establishment expenses	0.7	0.3	0.3	0.1	-	-	1.4
Acquisition and disposal costs	0.5	-	-	-		0.1	0.6
Asset write-downs and other	0.1	2.1	-	-	-	0.1	2.3
Foreign exchange (gain) loss on financing activities, net	(0.1)	0.1	-	(0.1)	-	0.2	0.1
Other	(0.6)	0.5	-	-	-	(0.6)	(0.7)
Adjusted EBITDA - continuing operations	**$147.2**	**$66.5**	**$60.3**	**$77.6**	**-**	**$(31.5)**	**$320.1**
Discontinued Operations - AlphaGary	-	-	-	-	17.1	-	17.1
Total Adjusted EBITDA	**$147.2**	**$66.5**	**$60.3**	**$77.6**	**$17.1**	**$(31.5)**	**$337.2**

07/27/2011

Rockwood Powered by Lithium

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Constant Currency Effect on Results – Second Quarter

($M)	Change: Second Quarter 2011 versus 2010				
				Constant Currency basis	
	Total Change in $	Total Change in %	Constant Currency Effect in $ (a)	Net Change in $	Net Change in %
Net Sales					
Specialty Chemicals	71.4	24.9	29.5	41.9	14.6
Performance Additives	21.8	10.9	10.5	11.3	5.7
Titanium Dioxide Pigments	65.9	34.6	29.9	36.0	18.9
Advanced Ceramics	25.4	19.6	16.4	9.0	6.9
Corporate and Other	1.8	25.4	1.1	0.7	9.9
Net Sales - cont. ops.	**$186.3**	**22.9 %**	**$87.4**	**$98.9**	**12.2 %**
Discontinued Operations. - AlphaGary	(60.8)	(100.0)	-	(60.8)	(100.0)
Total Net Sales	**$125.5**	**14.4 %**	**$87.4**	**$38.1**	**4.4 %**
Adjusted EBITDA					
Specialty Chemicals	19.0	25.9	6.4	12.6	17.2
Performance Additives	9.0	24.3	2.3	6.7	18.1
Titanium Dioxide Pigments	33.9	114.5	7.4	26.5	89.5
Advanced Ceramics	10.0	24.6	5.6	4.4	10.8
Corporate and Other	(1.5)	(8.6)	(0.2)	(1.3)	(7.5)
Adjusted EBITDA - cont. ops.	**$70.4**	**43.1 %**	**$21.5**	**$48.9**	**30.0 %**
Discontinued Operations. - AlphaGary	(9.0)	(100.0)	-	(9.0)	(100.0)
Total Adjusted EBITDA	**$61.4**	**35.7 %**	**21.5**	**$39.9**	**23.2 %**

(a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period.

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Constant Currency Effect on Results – First Half

($M)	Change: First Half 2011 versus 2010				
				Constant Currency basis	
	Total Change in $	Total Change in %	Constant Currency Effect in $ (a)	Net Change in $	Net Change in %
Net Sales					
Specialty Chemicals	115.1	20.0	32.2	82.9	14.4
Performance Additives	37.4	9.9	11.5	25.9	6.9
Titanium Dioxide Pigments	111.4	30.0	27.5	83.9	22.6
Advanced Ceramics	54.8	21.5	15.6	39.2	15.4
Corporate and Other	3.2	24.8	1.0	2.2	17.1
Net Sales - cont. ops.	**$321.9**	**20.2 %**	**$87.8**	**$234.1**	**14.7 %**
Discontinued Operations. - AlphaGary	(112.4)	(96.6)	-	(112.4)	(96.6)
Total Net Sales	**$209.5**	**12.3 %**	**$87.8**	**$121.7**	**7.1 %**
Adjusted EBITDA					
Specialty Chemicals	32.1	21.8	6.8	25.3	17.2
Performance Additives	14.4	21.7	2.5	11.9	17.9
Titanium Dioxide Pigments	57.9	96.0	7.0	50.9	84.4
Advanced Ceramics	21.3	27.4	5.4	15.9	20.5
Corporate and Other	(5.6)	(17.8)	(0.2)	(5.4)	(17.1)
Adjusted EBITDA - cont. ops.	**$120.1**	**37.5 %**	**$21.5**	**$98.6**	**30.8 %**
Discontinued Operations. - AlphaGary	(16.9)	(98.8)	-	(16.9)	(98.8)
Total Adjusted EBITDA	**$103.2**	**30.6 %**	**$21.5**	**$81.7**	**24.2 %**

(a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period.

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Reconciliation of Net Income/EPS – Second Quarter and First Half 2010 Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $45.9 $0.59 $78.2 $1.01 Adjustments to expenses from continuing operations: Restructuring and other severance costs 0.7 0.01 1.0 0.01 Systems/organization establishment expenses 0.4 0.01 1.0 0.01 Asset write-downs and other 0.5 0.01 1.4 0.02 Other 0.4 - - - Subtotal 2.0 0.03 3.4 0.04 Adjustments to income from continuing operations: Foreign exchange gain on financing activities, net (0.6) (0.01) (1.3) (0.02) Mark-to-market swap gain (4.5) (0.06) (5.7) (0.07) Impact of tax related items (3.8) (0.05) (4.2) (0.05) Subtotal (8.9) (0.12) (11.2) (0.14) Total adjustments (6.9) (0.09) (7.8) (0.10) As adjusted $39.0 $0.50 $70.4 $0.91 Weighted average number of diluted shares outstanding 77,583 77,359 Second Quarter 2010 First Half 2010 (a) The tax effects of the adjustments are benefits of $4.8 million for the second quarter 2010 and $5.0 million for the first half 2010, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation – First Half 2011 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (a) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $239.5 $66.6 $(20.7) $152.2 Adjustments to expenses from continuing operations: Loss on early extinguishment/modifications of debt 16.5 3.1 13.4 Restructuring and other severance costs 5.0 1.3 3.7 Systems/organization establishment expenses 1.0 0.3 (0.1) 0.6 Asset write-downs other 0.3 0.1 0.2 Other 1.2 0.1 1.1 Adjustments to income from continuing operations: Foreign exchange on financing activities (b) (4.2) - (4.2) Mark-to-market swap gain (c) (4.9) (0.9) 0.8 (3.2) As adjusted $254.4 $70.6 $(20.0) $163.8 (c) MTM gain / loss in the US is not tax effected because of valuation allowances. (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. First Half 2011 (b) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes.

Tax Provision Reconciliation 2010

($M)	Second Quarter 2010				First Half 2010			
	Income (loss) from cont. ops. before taxes and non-controlling interest	Income tax provision (benefit) (a)	Net income attributable to non-controlling interest	Income from continuing operations	Income (loss) from cont. ops. before taxes and non-controlling interest	Income tax provision (benefit) (a)	Net income attributable to non-controlling interest	Income from continuing operations
As reported	**$62.6**	**$14.3**	**$(2.4)**	**$45.9**	**$110.4**	**$30.0**	**$(2.2)**	**$78.2**
Adjustments to expenses from continuing operations:								
Restructuring and other severance costs	0.9	0.2		0.7	1.3	0.3		1.0
Systems/organization establishment expenses	0.5	0.1		0.4	1.4	0.3	(0.1)	1.0
Asset write-downs and other	0.5	-		0.5	2.3	-	(0.9)	1.4
Other	0.6	0.2		0.4	(0.1)	(0.1)		-
Adjustments to income from continuing operations:								
Foreign exchange gain on financing activities, net (b)	0.4	1.1	0.1	(0.6)	0.1	1.4		(1.3)
Mark-to-market swap gain (c)	(5.6)	(0.7)	0.4	(4.5)	(7.7)	(1.3)	0.7	(5.7)
Impact of tax related items	-	3.8		(3.8)	-	4.2		(4.2)
As adjusted	**$59.9**	**$19.0**	**$(1.9)**	**$39.0**	**$107.7**	**$34.8**	**$(2.5)**	**$70.4**

(a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances.

(b) Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary.

(c) MTM gain / loss in the US is not tax effected because of valuation allowances.

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Reconciliation of Net Cash to Adjusted EBITDA Second Quarter First Half ($M) Yr 2011 Yr 2011 Net cash provided by operating activities $117.2 $164.8 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 60.4 166.8 Current portion of income tax provision 28.7 51.8 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 22.1 50.1 Restructuring and other severance costs 4.0 5.0 Systems/organization establishment expenses 0.7 1.0 Acquisition and disposal costs 0.1 0.2 Bad debt provision (0.3) (0.5) Other 0.7 1.0 Adjusted EBITDA - continuing operations $233.6 $440.2 Discontinued Operations - AlphaGary - 0.2 Total Adjusted EBITDA $233.6 $440.4